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                              AMENDED AND RESTATED

                            JOINT VENTURE AGREEMENT


     THIS AMENDED AND RESTATED JOINT VENTURE AGREEMENT (the "Agreement") effective as of the 1st day of January, 1997 by and among Blue Cross & Blue Shield United of Wisconsin, a Wisconsin Chapter 613 insurance corporation ("Blue Cross"), United Wisconsin Services, Inc., a Wisconsin Chapter 180 business corporation ("UWS"), Valley Health Plan, Inc., a Wisconsin Chapter 611 insurance corporation ("VHP"), and Midelfort Clinic, Ltd., Mayo Health System, a Wisconsin Chapter 181 business corporation (the "Clinic").

                                   PREAMBLE

     WHEREAS, Blue Cross and the Clinic entered into a Joint Venture Agreement dated January 1, 1992 (the "1992 Agreement") for the purpose of enhancing their respective businesses regarding managed care products which utilize a provider network;

     WHEREAS, the parties to the 1992 Agreement wish to enter into an amended and restated agreement (the "Amended and Restated Joint Venture Agreement), effective January 1, 1997, to address changes in product lines and benefit design that have occurred since the inception of the joint venture and to amend the 1992 Agreement in other respects as set forth herein;

     WHEREAS, the Clinic has sold Midelfort Health Plan, Inc. ("MHP", n/k/a
VHP) to Blue Cross' affiliate, UWS, while retaining

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an option to repurchase, under a Purchase and Sale Agreement dated as of
January 1, 1992 ("Purchase and Sale Agreement"), amended effective January 1, 1997;

     WHEREAS, the parties wish to coordinate the design and marketing of various managed care products which utilize a provider network, including, without limitation, Preferred Provider Organization ("PPO"), Point of Service ("POS") and Health Maintenance Organization ("HMO") products and programs, all of which may be fully insured or self-funded;

     WHEREAS, the Clinic shall participate in these products not only as the primary provider but also in the business of designing and marketing these products;

     WHEREAS, the Underwriters shall be liable for losses incurred by the products, but shall share with the Clinic the collective profits of the products; and

     WHEREAS, Midelfort Clinic, Ltd. has been acquired by Mayo Foundation for Medical Education and Research and the parties have consented to the assignment by Midelfort Clinic, Ltd. to Midelfort Clinic, Ltd., Mayo Health System, all of its right, title and interest in, to and under the 1992 Agreement and the Amended and Restated Joint Venture Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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                             1.  SCOPE OF AGREEMENT

1.1 Blue Cross shall be defined herein to include all its respective subsidiaries and affiliates except wherein UWS is referred to specifically. The Clinic shall be defined herein to include all its respective subsidiaries and affiliates in which the Clinic has an ownership interest (but not its sole member).

1.2 The parties to this Agreement have entered into a series of related contracts with one another in order to produce, market, and administer managed care products which utilize a provider network. The relationships between and among the parties are that of independent contractors working together in a cooperative arrangement. It is not the intent of the parties to create, nor should this Agreement be construed to create, a partnership or an employment relationship between or among the parties.

1.3 This Agreement shall not create any agency relationship between or among the parties other than those specifically enumerated in provider agreements and administrative services agreements entered into between Blue Cross and VHP, as the underwriters, and the Clinic. This Agreement creates no fiduciary relationship between or among any of the parties.

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                                 2.  PRODUCTS

2.1 The parties will design and market various managed care products which utilize a provider network, including PPO, POS and HMO, all of which may be fully insured or self-funded. (Fully insured products are referred to herein collectively as "Insured Products" and self-funded products are referred to herein collectively as "Self-funded Products").

2.2 Blue Cross shall be the underwriter of the insured PPO plans and the indemnity segment of POS plans and VHP shall be the underwriter of the insured HMO plans (Blue Cross and VHP are in this role collectively referred to as the "Underwriters"). On any self-funded program, Blue Cross shall be the marketer of the PPO plans and VHP shall be the marketer of the HMO and POS plans (Blue Cross and VHP are in this role collectively referred to as the "Marketers").

2.3 The Clinic shall be the primary provider for all products contemplated by this Agreement. The Clinic shall enter into provider agreements with the Underwriters and the Marketers.

2.4 It is the intent of Blue Cross and the Clinic to cooperate in the design and development of a Medicare Risk product and a managed care Workers' Compensation product at such time that the parties mutually agree that economic and market conditions are favorable.

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                              3.  GOVERNING BOARD

3.1 The cooperative arrangement contemplated by this Agreement shall be directed through a Governing Board. Blue Cross and the Clinic shall each select four members of the Governing Board. The Governing Board may select a smaller executive committee to manage the joint venture on a day-to-day basis subject to the control of the Governing Board.

3.2 With respect to both Insured Products and Self-funded Products, all major policies and decisions regarding the Underwriter's and/or Marketer's business plan, marketing, benefit design, public relations, provider contracting (including capitation and fee schedule) administrative services agreements, and medical underwriting guidelines shall be subject to approval by the Governing Board. Notwithstanding the foregoing, the direct Underwriters shall have ultimate authority on Insured Products in setting rates, medical underwriting functions and reinsurance. VHP shall arrange for reinsurance for plans it underwrites through a competitive bid process. Selection of the reinsurer shall be based on price and cost control services offered by the reinsurer. Notwithstanding the foregoing, VHP's selection of a reinsurer is subject to the prior approval of the Governing Board.

3.3 In the event the positions of Director of VHP and/or the primary Medical Director for VHP become vacant, the

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     recommended candidate for either position will require the approval of the Governing Board.

3.4 The four members of the Governing Board selected by Blue Cross shall be responsible for selecting, negotiating and terminating contracts with other independent providers, who are not otherwise affiliates of the Clinic or members of the Mayo Health System, on behalf of Blue Cross and/or VHP as Underwriters and/or Marketers subject to the following conditions and restrictions:

     (a) The four members of the Governing Board selected by the Clinic shall be solicited to offer comments relating to the selection of and contracting with independent providers or their termination. Upon receipt of comments offered by the Clinic's Governing Board members, a majority vote solely of the four Blue Cross members of the Governing Board shall determine which such providers are selected, the contract terms offered and afforded them and if and when their contracts are terminated.

     (b) Notwithstanding the foregoing, if any such independent providers are afforded contract terms which are, in whole or in particular part, more favorable to such providers than those afforded the Clinic under its provider agreements with the Underwriters and/or Marketers, such more favorable terms shall

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          automatically and without further action of the parties be incorporated in such agreements with the Clinic and shall remain in place so long as such terms are afforded one or more independent providers.

     (c) In selecting independent providers, the Blue Cross members of the Governing Board shall duly consider: the medical credentials of such providers; whether the provider's credentials meet standards set by the National Committee for Quality Assurance or other accrediting agency acceptable to the Governing Board; whether there is a need for their participation in order to provide an adequate and appropriate level of medical services to insureds/enrollees; whether the addition of such providers and the contract terms to be afforded them are consistent with and will promote the provision of managed medical care on a cost-efficient basis; and such other factors as are reasonably deemed relevant by the Blue Cross members of the Governing Board.

     (d) Each application of an independent provider shall be duly considered by the Blue Cross members of the Governing Board on a timely basis and such members' decision on each such application shall be timely communicated to the applicant.

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                     4.  SERVICE AGREEMENTS AND PAYMENT TERMS

4.1 It is acknowledged that the Clinic and Blue Cross have entered into administrative services agreements effective January 1, 1992 with the Underwriters and/or Marketers regarding administration of the Insured Products and/or Self-funded Products. The Governing Board and executive committee members shall be compensated for their services to the joint venture through the administrative services agreements. It is anticipated that the Clinic, through administrative services agreements, will provide quality assurance and medical management services to the Underwriters and/or Marketers. All administrative services agreements entered into shall receive approval of the Governing Board.

4.2 As to Insured Products, the terms of the administrative services agreements shall provide that the Clinic and Blue Cross shall be compensated for their services on an Actual Cost basis such that all administrative profit will remain with the Underwriters to be shared through the profit sharing formula outlined in Article 5 below. "Actual Cost" as used herein, shall be defined as direct costs and indirect cost allocation as provided for in the administrative services agreements.

4.3 As to Self-funded Products, all other factors being equal, the Marketers shall treat the Clinic and Blue Cross as

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     preferred vendors of administrative services. Terms and conditions of such administrative services agreements shall be negotiated on an arms-length basis. Notwithstanding the above, the Clinic and Blue Cross shall provide such goods and/or services to the Marketers on terms no less favorable than each one provides similar goods and services to third parties.

4.4 VHP, as the Underwriter of the insured HMO plans, has entered into a provider agreement with the Clinic to be the primary provider within the network for the HMO plans. The terms of the provider agreement shall provide for:

     (a) the Clinic to be reimbursed through capitation. Effective January 1, 1997, the capitation rate shall be the rate in effect on December 31, 1996, as shown in Attachment B, increased by five percent (5%). At the Clinic's written request prior to July 1, 1997, the capitation rate shall be increased not less than an additional two percent (2%) or more than an additional two and one-half percent (2 1/2%) of the rate in effect on December 31, 1996, with the rate of change becoming effective on July 1, 1997. Thereafter, annual increases, if any, shall be made on each January 1, with the rate of increase over the prior year's rate not to exceed the rate of increase of the medical care component of the Consumer Price Index ("CPI") for all

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          urban consumers, United States City Average, during the preceding twelve month period running from October 1 through September 30. The Clinic shall provide written notice to VHP of any increase in the fee schedule by December 1 of each year, any increase to become effective on the following January 1. The capitation shall be adjusted to reflect the following factors: age, sex, family status (e.g., single, two individuals, family), product line and variable office copayment. The capitation amount paid to the Clinic for each product line shall be actuarially determined to reflect the anticipated utilization of services. However, regardless of the foregoing, the Clinic agrees that it shall offer to the joint venture its Best Price for all products offered under this Agreement within the Exclusive Area as defined in Section 6.1. "Best Price" as used herein shall mean a price that is equal to or lower than the price the Clinic accepts from any other non-governmental payor with respect to insured and self-funded HMO, PPO, and POS products.

     (b) annual review of reimbursement to the Clinic to consider the impact of new technology, which is not reflected in the CPI, and unexpected changes in applicable community standards of practice, upon the capitation rate with adjustments negotiated if

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          appropriate and, if the parties cannot agree upon an appropriate adjustment, a provision that the Governing Board shall determine the appropriate adjustment, if any.

     (c) an initial term of three years which may be renewed for an additional three year term by mutual agreement; otherwise renewal shall be for one year terms unless written notice of termination is given at least 180 days prior to the end of the then current term with a party able to terminate the Agreement at the end of the initial term if proper notice is given; and

     (d) the portion of the premium collected by VHP to be budgeted for the hospital fund (the "Hospital Fund") to be set at thirty and one-half percent (30 1/2%) of the premium revenue. (A description of the manner in which the Hospital Fund is calculated is attached hereto as Attachment A, which is incorporated herein by this
          reference.)   At the end of each calendar year, if the Hospital
          Fund shows a deficit, each clinic affiliated with VHP (hereafter "Option Clinic") shall be responsible for a percentage of the deficit equal to the percentage of VHP members, on average, serviced by that Option Clinic during such calendar year. If the Hospital Fund shows an excess at the end of a calendar year, each Option Clinic shall be entitled to a pro

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          rata share of the excess that is equal to the percentage of membership, on average, serviced by that Option Clinic during such calendar year compared to the total VHP membership during such calendar year. Settlement of the Hospital Fund shall be completed by July 1 of each calendar year for the prior year's operations. VHP shall provide the Option Clinics with Hospital Fund status reports on a quarterly basis. The determination of Option Clinics to be reimbursed from the Hospital Fund, and the percentage level of reimbursement for each Option Clinic, shall be made upon a majority vote of the Governing Board.

4.5 As to the insured PPO and POS products, the Clinic shall be the primary provider to these plans. The Clinic shall provide medical services to the PPO and POS plan beneficiaries pursuant to separate provider agreements which shall be entered into as each such plan is established. The terms of the provider agreements shall provide for: (a) the Clinic to be reimbursed at the Clinic's then current fee schedule less a ten percent (10%) discount; (b) the fee schedule shall be the Clinic's 1996 fee schedule with such changes as the Clinic enacts from time to time; however, for purposes of this Agreement, any increase in a given CPT code shall not exceed the increase in the medical care component of the CPI for all urban consumers, United States City

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     Average, for the same period of time as that period of time beginning with the month in which the 1996 fee schedule was put into effect through the time of the proposed increase in the CPT code, except that an increase in a given CPT code may exceed the increase in the medical care component of the CPI if approved by the Governing Board; and (c) with Governing Board approval, review by the Governing Board of reimbursement to the Clinic if utilization review illustrates the Clinic's utilization or resulting cost to be above peer norm for three consecutive quarters, with adjustments negotiated if appropriate.

                                5.  PROFIT SHARING

5.1 Underwriting losses shall be the liability of the Underwriters, Blue Cross and/or VHP respectively, on the Insured Products. Notwithstanding the above, fifty percent of the aggregate net profits (calculated as set forth below) shall be paid to the Clinic as set forth below.

5.2 Aggregate net profits shall be the sum of the following profits and losses determined over the entire Initial Term of this Amended and Restated Agreement as defined in Section 7.1 herein:

     (a) Net profit/loss of VHP. Such net profit/loss shall be determined by applying the same accounting principles applied in preparing MHP's December 31, 1991 financial statement. As clarification, calculation of net

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          profit/loss shall not take into account any adjustments to the reconciled purchase price as outlined in Section 4.4 of the Purchase and Sale Agreement, any profit sharing payments made pursuant to this Agreement, or any provision for the payment of taxes. As further clarification, a sample profit-sharing calculation is attached to this Agreement and incorporated herein as Attachment C. Notwithstanding actual administrative expenses incurred, total administrative expenses which may be charged against income in calculating net profit/loss of VHP shall be the lesser of: (i) actual costs incurred by VHP; or (ii) eight and one-half percent (8 1/2%) of the gross premiums received for that benefit year by VHP.

     (b) Net underwriting profit/loss of each insured POS plan underwritten by Blue Cross and offered by this joint venture. Net underwriting profit/loss shall be calculated as net earned premiums less the sum of incurred claims and administrative expenses. Total administrative expenses used in calculating net underwriting profit/loss shall not exceed the actual costs incurred by the Underwriter pursuant to the administrative services agreements referenced in Section 4.2 of this Agreement.

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     (c)  Net profit/loss of excess loss reinsurance provided by an insurer affiliated with Blue Cross for each insured POS plan underwritten by Blue Cross and offered by this joint venture. Such net profit/loss shall be calculated as reinsurance premium paid to the reinsurer, less: (i) claims paid plus; (ii) a reserve for claims reported but not yet paid, and claims incurred but not yet reported; and (iii) administrative expenses or fees related to the reinsurance policy.

5.3 Aggregate net profits/losses shall be determined over the entire Initial Term of this Agreement as defined in Section 7.1 herein.
     Notwithstanding the above, the Clinic is interested in sharing net profits with the Underwriters on an interim basis and the Underwriters are interested in recouping, on an interim basis, from the Clinic any profits shared for which loss carry backs indicate an overpayment was made. Interim profit sharing and recoupment shall be as follows:

     (a) Within 120 days following the end of the first Benefit Year, UWS shall determine the aggregate net profits or losses as described in
          Section 5.2, above for that Benefit Year alone. "Benefit Year" is defined as a calendar year beginning on January 1 and ending on December 31 of the same year for all years falling within the Initial Term of this Agreement. If

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          aggregate net profits are present, UWS shall make available to the
          Clinic a line of credit, within 150 days following the end of the first Benefit Year, equal to the Clinic's fifty percent (50%) share of the aggregate net profits. The Clinic may draw on the line of credit. Any monies so drawn on by the Clinic shall herein be referred to as the "Balance Drawn".

     (b) Within 120 days following the end of the second Benefit Year, UWS shall determine the aggregate net profits or losses as described in
          Section 5.2 above, in the aggregate for the first two Benefit
          Years, accounting for both loss carry forwards and loss carry backs.

          (i) Within 150 days following the end of each such Benefit Year, the amount of the line of credit shall be adjusted so as to be equal to the Clinic's fifty percent (50%) share of the aggregate net profits so calculated. A party's share of aggregate net profits shall not include any investment income attributable to the other party's share of aggregate net profits.

          (ii) If after such adjustment to the amount of the line of credit the Balance Drawn by the Clinic exceeds the adjusted line of credit ("Overdraft"), the Clinic shall repay to UWS

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                 the amount of the Overdraft plus accruing interest.
                 Repayment shall be in twelve equal installments beginning on the first of the month 150 days following the end of the last Benefit Year. Interest on the monies owed by the Clinic shall accrue at the prime rate, plus 100 basis points, as determined by M & I Marshall & Ilsley Bank, Milwaukee, Wisconsin, on the close of business on the last business day of the month preceding when the first installment is due. Interest shall accrue beginning on the first of the month 150 days following the end of the last Benefit Year. The Clinic may repay all or part of the Overdraft at any time.

     (c) Within 180 days following the end of the third Benefit Year of the Initial Term, UWS shall determine the aggregate net profits or losses as determined in Section 5.2 above for all Benefit Years which comprise the Initial Term of this Agreement, accounting for both loss carry forwards and loss carry backs.

          (i) If aggregate net profits are present, UWS shall pay to the Clinic, within 210 days following the end of the third Benefit Year of the Initial Term, the Clinic's respective fifty

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                 percent (50%) share of the aggregate net profits.  The
                 Clinic's share of such aggregate net profits shall be paid to it by UWS first canceling the Balance Drawn by the Clinic, up to the Clinic's share of such aggregate net profits. If after such cancellation, aggregate net profits remain to be paid to the Clinic by UWS, an appropriate cash payment shall be made by UWS to the Clinic. If after such cancellation an Overdraft remains to be paid by the Clinic on the line of credit, the Clinic shall repay such Overdraft as set forth in item (ii) below.

          (ii) If aggregate net losses are present, the Clinic shall repay UWS the Overdraft. Repayment shall be within 210 days following the end of the third Benefit Year of the Initial Term. Interest on the monies owed by the Clinic shall accrue at the prime rate, plus 100 basis points, as determined by M & I Marshall & Ilsley Bank, Milwaukee, Wisconsin, on the close of business on the last business day of the month preceding when repayment is due. Interest shall accrue beginning on the first of the month 210 days following the end of the

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                 final Benefit Year of the Initial Term.  The Clinic may
                 repay all or part of the amount owed at any time.

     (d) If, after the Initial Term, this Agreement is renewed for an additional three-year term or terms in accordance with Section 7.1, aggregate net profits shall be shared on an interim basis as described in (a) and (b), above, with final reconciliation occurring following the third year of each such three-year term as described in (c) above. If this Agreement is renewed for one or more one-year terms, final reconciliation shall occur at the end of each such one-year term.

                                6.  EXCLUSIVITY

6.1  Unless otherwise agreed by the Governing Board, and subject to Section
     6.2 below, no party may, during the Initial Term (as defined in Section 7.1) or any subsequent term(s) of this Amended and Restated Joint Venture Agreement directly or indirectly offer or participate in the offering, except through this joint venture, of any HMO, PPO, POS or other managed care products, which utilize a provider network, either insured, or self-funded, which has a participating provider located in any of the following Wisconsin geographic areas: the counties of Barron, Chippewa, Eau Claire and Dunn; and the five-digit zip code area(s)

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     comprising the City of Mondovi (this geographic area is hereinafter referred to as the "Exclusive Area").

6.2 The Clinic may, without the prior approval of the Governing Board, participate with parties other than Blue Cross, UWS and VHP in the offering of managed care plans within the Exclusive Area only if:

     (a) such managed care plans are offered only to employers having multiple locations, one or more of which is located within the Exclusive Area, and with employer headquarters located outside the Exclusive Area;

6.3 During the term of this Agreement, the Clinic agrees to serve as a provider for Blue Cross' PPO and POS plans for the following groups and shall take such steps as are necessary to persuade Luther Hospital to continue to serve as a provider in the same capacity:

     (a) groups with operations and corporate headquarters located within the Exclusive Area;

     (b) groups with operations and/or corporate headquarters located within Wisconsin but outside the Exclusive Area; and

     (c) groups with corporate headquarters outside Wisconsin for which Blue Cross participates with other Blue Cross

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          and/or Blue Shield plans in the administration of the groups' Blue
          Cross and/or Blue Shield labelled benefit plans.

6.4 The Clinic agrees to serve as a provider for subsidiaries or affiliates of Blue Cross as of January 1, 1997, (not to include American Medical Security Group, Inc.) which offer PPO networks for Insured Products and third party administrative ("TPA") services for Self-funded Products. However, the Clinic agrees to serve as a provider for an additional Blue Cross affiliated TPA that may be formed after January 1, 1997. Clinic further agrees to take such steps as are necessary to persuade Luther Hospital to serve as a provider in the same capacity.

6.5 The Clinic may terminate its agreement to serve as a provider for the products referenced in sections 6.3 and 6.4, above, by providing Blue Cross or its subsidiary or affiliate, as appropriate, with ninety (90) days prior written notice, with termination to be effective as of January 1 of the following calendar year. In the event that the Clinic exercises this option to terminate, the termination shall have no affect on the parties' other rights and obligations under this Agreement, nor shall the Clinic or Blue Cross, or their respective subsidiaries and affiliates, have any further obligation to the other parties with respect to the products referenced in sections 6.3 and

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     6.4, except that: (i) the Clinic agrees to extend continued provider services to all groups affected by the termination until the end of each such group's benefit year; and (ii) during the course of any such extension, the Clinic agrees to accept the same reimbursement terms and other Agreement terms that were in effect immediately prior to termination.

6.6 The parties to this Agreement acknowledge and agree that the provisions of this Article 6, relating to exclusivity, are binding on those subsidiaries and affiliates of the Clinic existing on January 1, 1992, and shall be binding on later acquired or established subsidiaries or affiliates only if such entities signify in writing their intent to be bound.

                           7.  TERM AND TERMINATION

7.1 The initial term ("Initial Term") of this Amended and Restated Joint Venture Agreement shall be for three years, commencing on January 1, 1997 and continuing in effect through December 31, 1999. This Agreement may be renewed for an additional three year term, commencing on January 1, 2000, by mutual written agreement of the parties; otherwise the joint venture shall automatically renew for one year terms unless written notice of termination is given at least 180 days prior to the end of the then current term. This Agreement may be terminated at the end of the Initial Term if proper notice is given.

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7.2  Notwithstanding the above, if, in accordance with the Purchase and Sale
     Agreement, Clinic exercises its right to repurchase all outstanding shares of VHP stock from UWS upon the third anniversary of this Amended and Restated Joint Venture Agreement, or its termination, whichever is earlier, this Agreement shall terminate unless the parties mutually agree otherwise in writing. Additionally, in the event that a party substantially breaches any material term or condition of this Agreement, notice of the specific breach shall be given to the breaching party.
     The breaching party shall have sixty (60) days to cure such breach. In the event the breaching party fails to cure said breach, the non-breaching party shall have the right to terminate this Agreement on thirty (30) days prior written notice.

7.3 Notwithstanding the termination of this Agreement, all provider and administrative services agreements entered into by the parties shall continue according to the provisions contained in those provider agreements.

                               8.  MISCELLANEOUS

8.1 The parties agree that a high quality of service and participation in this joint venture are to be provided by each party in their respective duties and obligations.

8.2 In the event of a dispute between the parties relating to this Agreement, such dispute shall be resolved by arbitration in accordance with the rules of the American

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     Arbitration Association.  The inability of the Governing Board to take action with regard to a particular matter due to an impasse shall not be treated as a dispute affording either party the right to demand arbitration to resolve such impasse.

8.3 This Agreement supersedes all prior agreements, proposals, offers or letters of intent, including the 1992 Agreement, relating to the subject matter hereof. Any amendment to this Agreement must be in writing, executed by, and delivered to, each of the parties.

8.4 In the event that a court, regulator, or administrative judge of competent jurisdiction declares any provision of this Agreement to be invalid or unenforceable, such declaration shall have no effect on the validity or enforceability of the remainder of this Agreement; provided, however, that the basic purposes of this Agreement may be achieved through the remaining valid provisions.

8.5 The parties acknowledge that all material and information of a given party which has or will come into the possession of another party in connection with this Agreement consists of confidential and proprietary data. Each party agrees to hold such material and information in strictest confidence, not to make use thereof other than for the performance of this Agreement, and not to release or disclose it to any

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

     third party other than for the performance of this Agreement.

8.6 Failure by any party to insist upon compliance with any term or provision of this Agreement at any time or under any set of circumstances will not operate to waive or modify that provision or render it unenforceable at any other time.

8.7 This Agreement shall be construed according to the laws of the State of Wisconsin.

8.8 All notices required or permitted by this Agreement shall be sent to the following addresses, or to such other persons or locations indicated in writing by the parties:

     BLUE CROSS:
     Penny J. Siewert, Vice President of Regional Services
     N17 W24340 Riverwood Drive
     Waukesha, WI  53188

     UWS:
     Thomas R. Hefty, President
     401 West Michigan Street
     Milwaukee, WI 53203

     VHP:
     Norman L. Keller, President
     Valley Health Plan, Inc.
     2270 EastRidge Center
     Eau Claire, WI  54701

     CLINIC:
     Robert Downs, Executive Vice President
     Midelfort Clinic, Ltd., Mayo Health System
     1400 Bellinger Street
     P. O. Box 1510
     Eau Claire, WI  54702

8.9 No party may assign its rights or delegate its duties under this Agreement without the prior written consent of the other parties. Such approved assignment or delegation shall inure to the benefit of the parties, their successors, and their permitted assigns or delegates.

8.10 Each signatory hereto represents and warrants that his/her execution of this Agreement on behalf of his/her respective party has been duly authorized and approved by the parties' Board of Directors and/or shareholders (if legally required).

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective representatives.

Attest:                                BLUE CROSS & BLUE SHIELD
                                       UNITED OF WISCONSIN


--------------------------
                                       By:  /s/ [illegible]
                                           -----------------------------

                                       Title:
                                              --------------------------


Attest:                                UNITED WISCONSIN SERVICES, INC.


--------------------------
                                       By: /s/ [illegible]
                                           -----------------------------

                                       Title: President & CEO
                                              --------------------------


Attest:                                VALLEY HEALTH PLAN, INC.


--------------------------
                                       By: /s/ Norman L. Keller
                                           -----------------------------

                                       Title: President
                                              --------------------------


Attest:                                MIDELFORT CLINIC, LTD., MAYO
                                       HEALTH SYSTEM

--------------------------
                                       By: /s/ [illegible]
                                           -----------------------------

                                       Title: President
                                              --------------------------

                                  ATTACHMENT A

                       VALLEY HEALTH PLAN HOSPITAL FUND

   A. During each calendar year of the Amended and Restated Joint Venture Agreement ("Agreement"), the Hospital Fund shall be set at thirty and one-half percent (30 1/2 %) of premium revenue collected in that calendar year with respect to the following products:

        1.  VHP HMO products;
        2.  VHP HMO Partner Plan;
        3.  Medicare Supplement Plan;
        4.  AgriHealth Plan; and
        5. All products that require VHP members to select the Clinic or an Option Clinic as a primary care provider.

   B. The Hospital Fund covers inpatient care and outpatient care provided in-network or out-of-network with an approved VHP authorization.

   C. In accordance with section 4.4 (d) of the Agreement, the Hospital Fund shall be calculated as follows:

                [Insert sample Hospital Fund Calculation here.]

VALLEY HEALTH PLAN INC.                                        Attachment B
CAPITATIONS
  1997

MIDELFORT MEDICARE CARVEOUTS - OPTION 10
              5% INCREASE OVER 1996


                                                1 ON/1 OFF  1 ON/1 OFF
                     SINGLE      2 SINGLES       REGULAR     PARTNER
AGE GROUP           05/35/55      06/36/56       7/8/57/58    37/38
-----------------------------------------------------------------------

60 - 64                55.71      110.87         258.90      190.35
 65 +                  55.71      110.87         258.90      190.35



VALLEY HEALTH PLAN INC.
CAPITATIONS
  1997

MIDELFORT AGRICARE/AGRIHEALTH (NO COPAY) - OPTION 10
              5% INCREASE OVER 1996

                  ADULT      CHILD
AGE GROUP        20/120      29/129
------------------------------------
UNDER 30           52.36      22.28
30 - 39            49.43
40 - 49            50.69
50 - 59            56.54
60 - 69            61.99
 65 +              68.26




VALLEY HEALTH PLAN INC.
CAPITATIONS
  1997

MIDELFORT MEDICARE SUPPLEMENTS - OPTION 10
              5% INCREASE OVER 1996


                                           1 ON/1 OFF  1 ON/1 OFF
                SINGLE       SINGLE          SINGLE       SINGLE      SINGLE
AGE GROUP         41           42             43            44          45
----------------------------------------------------------------------------

65 - 69           50.21
70 - 74                        56.27
75 - 79                                       60.13
80 - 84                                                   60.13
  85 +                                                                  60.13

VALLEY HEALTH PLAN INC.
CAPITATIONS
  1997

  MIDELFORT OPTION STATE TEMP RATES - OPTION 10
               5% INCREASE OVER 1996


                   SINGLE            2 Tier/Family
                 61      62        63         64
AGE GROUP       MALE   FEMALE     MALE      FEMALE
             ------------------  ------------------
UNDER 30       21.04    53.35    107.40     98.24
30 - 39        32.17    67.13    138.99    126.21
40 - 49        39.46    65.42    137.63    132.99
50 - 59        64.69    78.08    160.61    155.61
60 - 64        90.19    90.39    183.86    166.66
 65+          104.16    89.63    193.00    181.35




VALLEY HEALTH PLAN INC.
CAPITATIONS
  1997


                    MIDELFORT OPTION REGULAR PLAN (NO COPAY)- OPTION 10
                                STATE AND FEDERAL EMPLOYEES
                                   5% INCREASE OVER 1996


                       SINGLE            3 TIER/2 PARTY           2 TIER/FAMILY            3 TIER/FAMILY
                ---------------------- ---------------------- ---------------------- ----------------------
                   71           75        72          76         74          78        73            77
AGE GROUP         MALE        FEMALE     MALE        FEMALE     MALE        FEMALE     MALE        FEMALE
                ---------------------- ---------------------- ---------------------- ----------------------

UNDER 30          29.83       75.99      131.33      105.28      153.21      140.10      184.25      153.38
30 - 39           45.73       95.66      143.21      138.03      198.32      180.06      216.71      199.36
40 - 49           56.14       93.23      146.38      143.52      196.37      189.74      214.88      204.40
50 - 59           92.19      111.30      201.07      180.90      229.20      222.07      247.10      236.19
60 - 64          128.60      128.90      252.58      222.01      262.44      237.85      284.97      263.59
 65+             148.57      127.81      273.52      252.09      275.47      258.84      289.06      275.66


VALLEY HEALTH PLAN INC.
CAPITATIONS
  1997

                    MIDELFORT OPTION PARTNERPLAN (NO COPAY)- OPTION 10
                                   5% INCREASE OVER 1996


                       SINGLE            3 TIER/2 PARTY             2 TIER/FAMILY            3 TIER/FAMILY
                ---------------------- ---------------------- ---------------------- ----------------------
                   81           85      80/82        86/89       84          88         83           87
AGE GROUP         MALE        FEMALE     MALE        FEMALE     MALE        FEMALE     MALE        FEMALE
                ---------------------- ---------------------- ---------------------- ----------------------

UNDER 30          27.18      69.17       119.51       95.81     139.41     127.49       167.64     139.57
30 - 39           41.64      87.06       130.31      125.60     180.45     163.83       197.17     181.39
40 - 49           51.11      84.84       133.47      130.59     178.67     172.64       195.51     185.98
50 - 59           83.90     101.30       182.94      164.60     208.52     202.04       224.81     214.88
60 - 64          117.02     117.29       229.79      202.00     238.76     216.39       259.26     239.81
 65+             135.18     116.31       248.85      229.36     250.62     235.49       262.97     250.79




VALLEY HEALTH PLAN INC.
CAPITATIONS
  1997

                    MIDELFORT OPTION PARTNERPLAN ($10 COPAY)- OPTION 10
                                   5% INCREASE OVER 1996


                       SINGLE            3 TIER/2 PARTY             2 TIER/FAMILY            3 TIER/FAMILY
                ---------------------- ---------------------- ---------------------- ----------------------
                   181         185      180/182      186/189    184          188       183          187
AGE GROUP         MALE        FEMALE     MALE        FEMALE     MALE        FEMALE     MALE        FEMALE
                ---------------------- ---------------------- ---------------------- ----------------------

UNDER 30          27.18       69.17       119.51     95.81    139.41       127.49    167.64       139.57
30 - 39           41.64       87.06       130.31    125.60    180.45       163.83    197.17       181.39
40 - 49           51.11       84.84       133.47    130.59    178.67       172.64    195.51       185.98
50 - 59           83.90      101.30       182.94    164.60    208.52       202.04    224.81       214.88
60 - 64          117.02      117.29       229.79    202.00    238.76       216.39    259.26       239.81
 65+             135.18      116.31       248.85    229.36    250.62       235.49    262.97       250.79






VALLEY HEALTH PLAN INC.
CAPITATIONS
  1997

                    MIDELFORT OPTION PARTNERPLAN ($15 COPAY)- OPTION 10
                                  3.5% LESS THAN 1997 $10 COPAY


                       SINGLE            3 TIER/2 PARTY             2 TIER/FAMILY            3 TIER/FAMILY
                ---------------------- ---------------------- ---------------------- ----------------------
                   281         285      280/282      286/289    284          288       283          287
AGE GROUP         MALE        FEMALE     MALE        FEMALE     MALE        FEMALE     MALE        FEMALE
                ---------------------- ---------------------- ---------------------- ----------------------

UNDER 30          26.23      66.75     115.33        92.45     134.53     123.03     161.77       134.68
30 - 39           40.18      84.02     125.75       121.21     174.13     158.10     190.27       175.04
40 - 49           49.32      81.88     128.80       126.02     172.42     166.60     188.67       179.47
50 - 59           80.97      97.75     176.53       158.84     201.22     194.97     216.94       207.36
60 - 64          112.93     113.19     221.75       194.93     230.40     208.82     250.19       231.42
 65+             130.45     112.24     240.14       221.33     241.85     227.25     253.77       242.01


VALLEY HEALTH PLAN INC.
CAPITATIONS
  1997

                    MIDELFORT OPTION PARTNERPLAN ($20 COPAY)- OPTION 10
                                  7.0% LESS THAN 1997 $10 COPAY


                       SINGLE            3 TIER/2 PARTY             2 TIER/FAMILY            3 TIER/FAMILY
                ---------------------- ---------------------- ---------------------- ----------------------
                   381         385      380/382      386/389    384          388       383          387
AGE GROUP         MALE        FEMALE     MALE        FEMALE     MALE        FEMALE     MALE        FEMALE
                ---------------------- ---------------------- ---------------------- ----------------------

UNDER 30          25.27      64.33     111.14        89.10     129.65     118.56     155.91     129.80
30 - 39           38.72      80.97     121.19       116.81     167.82     152.37     183.37     168.69
40 - 49           47.53      78.91     124.13       121.45     166.16     160.56     181.83     172.96
50 - 59           78.03      94.21     170.13       153.08     193.92     187.89     209.07     199.84
60 - 64          108.83     109.08     213.70       187.86     222.05     201.24     241.11     223.02
 65+             125.72     108.17     231.43       213.30     233.08     219.01     244.57     233.23





VALLEY HEALTH PLAN INC.
CAPITATIONS
  1997

                    MIDELFORT OPTION PARTNERPLAN ($25 COPAY)- OPTION 10
                                  10.0% LESS THAN 1997 $10 COPY


                       SINGLE            3 TIER/2 PARTY             2 TIER/FAMILY            3 TIER/FAMILY
                ---------------------- ---------------------- ---------------------- ----------------------
                   481         485      480/282      486/289    484          488       483          487
AGE GROUP         MALE        FEMALE     MALE        FEMALE     MALE        FEMALE     MALE        FEMALE
                ---------------------- ---------------------- ---------------------- ----------------------

UNDER 30          24.46      62.26       107.56      86.23       125.46     114.74     150.88     125.61
30 - 39           37.47      78.36       117.28     113.04       162.40     147.45     117.45     163.25
40 - 49           46.00      76.36       120.13     117.54       160.80     155.38     175.96     167.38
50 - 59           75.51      91.17       164.64     148.14       187.67     181.83     202.33     193.40
60 - 64          105.32     105.56       206.81     181.80       214.88     194.75     233.33     215.83
 65+             121.66     104.68       223.96     206.42       225.56     211.94     236.68     225.71


                              ATTACHMENT C

                        PROFIT SHARING CALCULATION


   The following reference lines on Report #2: Statement of Revenues, Expenses, and Net Worth which is filed by Valley Health Plan with the Office of the Commissioner of Insurance as of December 31 annually.

   Line 29         Income (Loss)

   PLUS

   Line 30         Extraordinary Item

   MINUS

   Line 14         Incentive Pool and Withhold Adjustments
                   (Only the joint venture profit sharing portion)

   EQUALS

   TOTAL AMOUNT

   TOTAL AMOUNT
   DIVIDED BY 2 EQUALS

   EACH PARTNERS BEFORETAX PROFIT SHARE

4  STATEMENT AS OF DECEMBER 31, 1995 OF THE VALLEY HEALTH PLAN, INC.
                   -----------------        ------------------------
                    (Year Ending)                 (Name)


        REPORT #2: STATEMENT OF REVENUES, EXPENSES AND NET WORTH
-----------------------------------------------------------------------------------------------------
                                                                                         Previous
                                                                    Year-to-Date        Calendar Year
                                                                  ------------------    --------------
                                                                    1        2                3
                                                               Uncovered    Total           Total
-----------------------------------------------------------------------------------------------------
MEMBER MONTHS                                                    XXX         328,691          280,177
------------------------------------------------------------------------------------------------------

REVENUES:
 1. Premium                                                      XXX      40,767,194       35,245,665
------------------------------------------------------------------------------------------------------
 2. Fee-for-Service                                              XXX               0                0
------------------------------------------------------------------------------------------------------
 3. Title XVIII-Medicare                                         XXX               0                0
------------------------------------------------------------------------------------------------------
 4. Title XIX-Medicaid                                           XXX       1,101,715                0
------------------------------------------------------------------------------------------------------
 5. Investment                                                   XXX         892,468          520,626
------------------------------------------------------------------------------------------------------
 6. Aggregate Write-Ins for Other Revenues                       XXX               0                0
------------------------------------------------------------------------------------------------------
 7. TOTAL REVENUES (Items 1 to 6)                                XXX      42,761,377       35,766,311
------------------------------------------------------------------------------------------------------

EXPENSES:

MEDICAL AND HOSPITALS:

 8. Physician Services                                       711,506      16,836,218       12,975,546
------------------------------------------------------------------------------------------------------
 9. Other Professional Services                               51,066       1,206,640        1,015,289
------------------------------------------------------------------------------------------------------
10. Outside Referrals                                         17,547         415,202          325,586
------------------------------------------------------------------------------------------------------
11. Emergency Room and Out-of-Area                            26,107         617,764          823,204
------------------------------------------------------------------------------------------------------
12. Occupancy, Depreciation and Amortization                       0               0                0
------------------------------------------------------------------------------------------------------
13. Inpatient and Outpatient                                 513,350      12,147,209       10,246,849
------------------------------------------------------------------------------------------------------
14. Incentive Pool and Withhold Adjustments                        0       1,651,818        1,074,460
------------------------------------------------------------------------------------------------------
15. Aggregate Write-Ins for Other Medical
     and Hospital Expenses                                   210,592       4,983,207        3,630,637
------------------------------------------------------------------------------------------------------
16. Subtotal (Items 8 to 15)                               1,530,188      37,860,348       30,091,571
------------------------------------------------------------------------------------------------------
17. Reinsurance Expenses Net of Recoveries                         0        (434,985)         105,957
------------------------------------------------------------------------------------------------------

LESS:

18. Copayments                                                     0               0                0
------------------------------------------------------------------------------------------------------
19. COB and Subrogation                                        9,558          226,158         176,138
------------------------------------------------------------------------------------------------------
20. Subtotal (Items 18 and 19)                                 9,558          226,158         176,138
------------------------------------------------------------------------------------------------------
21. TOTAL MEDICAL AND HOSPITAL (Items 16 and 17 less 20)   1,520,630       37,199,205      30,021,390
------------------------------------------------------------------------------------------------------

ADMINISTRATION:

22. Compensation                                                   0          913,022         806,760
------------------------------------------------------------------------------------------------------
23. Interest Expense                                               0           29,485          19,858
------------------------------------------------------------------------------------------------------
24. Occupancy, Depreciation and Amortization                       0           13,730          13,730
------------------------------------------------------------------------------------------------------
25. Marketing                                                      0          497,226         643,306
------------------------------------------------------------------------------------------------------
26. Aggregate Write-Ins for Other Administration Expenses          0        1,630,997       1,330,429
------------------------------------------------------------------------------------------------------
27. TOTAL ADMINISTRATION (Items 22 to 26)                          0        3,084,460       2,816,083
------------------------------------------------------------------------------------------------------
28. TOTAL EXPENSES (Items 21 and 27)                       1,520,630       40,283,665      32,837,473
------------------------------------------------------------------------------------------------------
29. INCOME (LOSS) (Items 7 less Item 26)                         XXX        2,477,712       2,926,838
------------------------------------------------------------------------------------------------------
30. Extraordinary Item                                             0                0               0
------------------------------------------------------------------------------------------------------
31. Provision for Federal Income Taxes and State Income Taxes      0          948,918       1,142,058
------------------------------------------------------------------------------------------------------
32. NET INCOME (LOSS) (Items 29, less Items 30 and 31)           XXX        1,526,794       1,786,760
------------------------------------------------------------------------------------------------------

DETAILS OF WRITE-INS AGGREGATED AT ITEM 6 FOR OTHER REVENUES
------------------------------------------------------------------------------------------------------
0601                                                             XXX
------------------------------------------------------------------------------------------------------
0602                                                             XXX
------------------------------------------------------------------------------------------------------
0603                                                             XXX
------------------------------------------------------------------------------------------------------
0604                                                             XXX
------------------------------------------------------------------------------------------------------
0605                                                             XXX
------------------------------------------------------------------------------------------------------
0698 Summary of remaining write-ins for Item 6
      from overflow page                                         XXX
------------------------------------------------------------------------------------------------------
0699 TOTALS (Items 0601 thru 0605 plus 0695) (Page 4, Item 6)    XXX                0               0
------------------------------------------------------------------------------------------------------

DETAILS OF WRITE-INS AGGREGATED AT ITEM 15 FOR MEDICAL AND HOSPITAL EXPENSES

1501 Pharmacy Expenses                                       178,716       4,226,920        3,147,856
------------------------------------------------------------------------------------------------------
1502 Medical Equipment                                        31,876         754,287          482,781
------------------------------------------------------------------------------------------------------
1503
------------------------------------------------------------------------------------------------------
1504
------------------------------------------------------------------------------------------------------
1505
------------------------------------------------------------------------------------------------------
1598 Summary of remaining write-ins for Item 15
      from overflow page
------------------------------------------------------------------------------------------------------
1599 TOTALS (Items 1501 thru 1505 plus 1598)
      (Page 4, Item 15)                                     210,592        4,983,207        3,630,637
------------------------------------------------------------------------------------------------------

DETAILS OF WRITE-INS AGGREGATED AT ITEM 26 FOR OTHER ADMINISTRATIVE EXPENSES

2601 Administrative Expenses                                      0        1,356,997        1,163,126
------------------------------------------------------------------------------------------------------
2602 HIRSP Expenses                                               0          274,000          167,301
------------------------------------------------------------------------------------------------------
2603
------------------------------------------------------------------------------------------------------
2604
------------------------------------------------------------------------------------------------------
2605
------------------------------------------------------------------------------------------------------
2695 Summary of remaining write-ins for Items 26 from
      overflow page
------------------------------------------------------------------------------------------------------
2699 TOTALS (Items 2601 thru 2605 plus 2696)(Page 4, Item 26)     0        1,630,997        1,330,429
------------------------------------------------------------------------------------------------------
